POLAROID CORPORATION

         $275,000,000 AGGREGATE PRINCIPAL AMOUNT 11 1/2% NOTES DUE 2006

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                               February 11, 1999
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
ABN AMRO Incorporated
Deutsche Bank Securities Inc.
PNC Capital Markets, Inc.
c/o Lehman Brothers Inc.
3 World Financial Center
200 Vesey Street
New York, New York  10285

Dear Sirs:

        Polaroid Corporation, a Delaware corporation (the "Company"), may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Paragraph 1(a) hereof. The Company proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") $275,000,000 in aggregate principal amount of its 11 1/2% Notes due 2006 (collectively, the "Securities" and, individually, a "Security").

         1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) Registration statements (No. 333-0791 and No. 333-67647), including a prospectus, with respect to the Securities have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and have become effective. Copies of such registration statements have been delivered by the Company to you as the Underwriters. As used in this Agreement, (i) "Registration Statement" means each such registration statement, as amended and supplemented to the date hereof; (ii) "Second Registration Statement" means the Company's registration statement (No. 333-67647) as amended and supplemented to the date hereof; (iii) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference or deemed to be incorporated by reference therein) included in the Second Registration Statement, or amendments or supplements thereof, before it became effective under the Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; (iv) "Basic Prospectus" means the prospectus included in the Second Registration Statement; and (v) "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement (including in each case all documents

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        incorporated therein by reference) specifically relating to the
        Securities, as filed with the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prospectus, and no proceedings for such purposes have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               (b) The Registration Statements and the Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Paragraph 6(c) hereof, all statements which are required by the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the Supplemental Indenture, dated as of February 17, 1999, (the "Supplemental Indenture") by and between the Company and State Street Bank and Trust Company, as trustee (the "Trustee") to the indenture, dated as of January 7, 1997, by and between the Company and the Trustee (the "Base Indenture" and together with the Supplemental Indenture, the "Indenture"), pursuant to which the Securities will be issued conforms, and with any amendments and supplements thereto will conform, with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Registration Statement and the Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not, at any time during the period specified in Paragraph 6(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from any Registration Statement or any Prospectus in reliance and based upon information furnished to the Company by or on behalf of any Underwriter, or as to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture.

               (c) Neither the Company nor the Significant Subsidiary (as defined in paragraph (h) hereof) is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, except for such defaults that would not result in a material adverse change, or any development involving a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Significant Subsidiary (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and the execution, delivery and performance of this Agreement, the Indenture and the Securities, and the consummation of the transactions contemplated herein, and in the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale thereof as described in the Prospectus under the caption "Use of Proceeds") have been duly authorized by all necessary corporate action and do not and will not conflict with or

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

        constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Significant Subsidiary pursuant to, any material agreement, indenture or instrument to which the Company or the Significant Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor will such action result in a material violation of the charter or by-laws of the Company or the Significant Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, the Significant Subsidiary or their respective properties; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, the Indenture and the Securities or the consummation of the transactions contemplated hereby and thereby.

               (d) Except as described in or contemplated by the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus.

               (e) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company included and incorporated by reference in the Prospectus, whose report appears in the Prospectus and in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in the Prospectus and who have delivered the initial letter referred to in Paragraph 9(i) hereof, are independent accountants as required by the Act and the Rules and Regulations.

               (f) On the Delivery Date (as defined in Paragraph 5 hereof) (i) the Indenture will have been validly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and will constitute the legally binding obligation of the Company, (ii) the Securities will have been validly authorized and executed and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Indenture, and (iii) the Securities and the Indenture will conform to the descriptions thereof contained in the Prospectus.

               (g) This Agreement has been validly authorized, executed and delivered by the Company.

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

               (h) The Company and the Significant Subsidiary have been duly incorporated and are validly existing and remain subsisting corporations under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of properties or the conduct of their respective businesses require such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and have power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged and, with respect to the Company, to enter into and perform its obligations under this Agreement; and none of the subsidiaries of the Company (other than Polaroid International B.V. (the "Significant Subsidiary")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

               (i) There is no material action, suit or proceeding before any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Significant Subsidiary, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might reasonably be expected to have a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

               (j) The financial statements filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present at all times during the period specified in Paragraph 6(c) hereof, fairly, the financial condition and results of operations of the Company and its consolidated subsidiaries, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 6(c) hereof, prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved.

               (k) The documents incorporated by reference into the Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 6(c) hereof, prepared by the Company in conformity with the applicable requirements of the Act and Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date

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

        as of which this representation is being made) will be at all times during the period specified in Paragraph 6(c) hereof, timely filed as required thereby.

               (l) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

               (m) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property owned by them that are material to the business and operations of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries that are material to the business and operations of the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (n) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

               (o) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

               (p) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

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

               (q) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries), might have a Material Adverse Effect, except for such tax delinquencies that are the subject of a bona fide dispute by the Company and for which the Company has established appropriate reserves under GAAP.

               (r) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus.

               (s) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock (other than the dividend declared by the Board of Directors on January 26, 1999).

               (t) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (u) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (v) Except as disclosed in the Prospectus, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; except as disclosed in the Prospectus, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (w) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

        2. Purchase of the Securities by the Underwriters. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus, the principal amount of the Securities set forth opposite its name in Schedule I hereto.

        3. Conditions of the Company's Obligations. The Company shall not be obligated to deliver any Securities except upon payment for all Securities to be purchased pursuant to this Agreement as hereinafter provided.

        4. Defaulting Underwriters. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters, as the case may be, shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Securities set forth in
Schedule I hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities if the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of


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

Securities set forth in Schedule I hereto to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the remaining non-defaulting Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the remaining non-defaulting Underwriters do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Paragraph 6(j) hereof.

        Nothing contained in this Paragraph 4 shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the remaining non-defaulting Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

        5. Delivery and Payment for the Securities. Delivery of and payment for the Securities shall be made at the offices of Latham & Watkins, 885 Third Avenue, New York, New York at 9:00 a.m. New York City time on February 17, 1999 or such other date as may be agreed to in writing by the Company and the Underwriters. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date the Company shall deliver the Securities to The Depository Trust Company, on behalf of the Underwriters, for the account of each Underwriter against payment to the Company by wire transfer of immediately available funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be in registered form and in such denominations as may be set forth in the Indenture. The certificates representing the Securities shall be registered in the name of Cede & Co. and shall be made available for inspection by the Underwriters in New York, New York not later than 2:00 P.M., local time, on the business day prior to the Delivery Date.

        6.     Further Agreements of the Company.  The Company agrees:

               (a) To furnish promptly to the Representative and to counsel for the Underwriters a conformed copy of each Registration Statement as originally filed and each amendment or supplement thereto filed prior to the date hereof or relating to or covering the Securities, and a copy of each Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith;

               (b) To deliver promptly to the Underwriters such reasonable number of the following documents as the Underwriters may request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of

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        earnings to fixed charges, the Indenture and this Agreement), (ii) the
        Prospectus and (iii) any documents incorporated by reference in the Prospectus;

               (c) During such period following the date hereof as, in the opinion of counsel for the Underwriters, the Prospectus is required by law to be delivered, to comply with the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations under each thereof, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to paragraph (d) below, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request;

               (d) Prior to filing with the Commission during the period referred to in (c) above (i) any amendment or supplement to the Registration Statement, (ii) the Prospectus or any amendment or supplement thereto or (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to such incorporated document, to furnish a copy thereof to the Underwriters and to counsel for the Underwriters and not to file any document that shall have been disapproved by the Underwriters;

               (e) To advise the Underwriters promptly (i) when any post-effective amendment to the Registration Statement relating to or covering the Securities becomes effective or any supplement to the Prospectus shall have been filed, (ii) of any comments from the Commission or any request or proposed request by the Commission for an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Securities), to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in any Prospectus,
        (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any

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        event which makes untrue any statement of a material fact made in the
        Registration Statement or the Prospectus or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading;

               (f) If, during the period referred to in (c) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

               (g) As soon as practicable, to make generally available to its security holders and to deliver to the Underwriters an earnings statement, conforming with the requirements of Section 11(a) of the Act, covering a period of at least twelve months beginning after the latest of (i) the most recent effective date of the registration statement relating to part of the Securities, (ii) the effective date of the most recent post-effective amendment to the last Registration Statement that became effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement;

               (h) So long as any of the Securities are outstanding, to furnish to the Underwriters copies of all reports and financial statements furnished by the Company to each securities exchange on which securities issued by the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (i) To endeavor to qualify the Securities for offer and sale under the securities laws of such jurisdictions as the Underwriters may reasonably request and to maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

               (j) To pay the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), the Preliminary Prospectus, the Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of printing and distributing this Agreement; the fees and disbursements of the Company's counsel, accountants and other advisors; the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, to the extent the Trustee or its counsel, as the case may be, requires

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

        reimbursement thereof; the costs of any filings with the National Association of Securities Dealers, Inc.; fees paid to rating agencies in connection with the rating of the Securities the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in this paragraph and of preparing, distributing and printing a Blue Sky Memorandum (including reasonable fees of counsel to the Underwriters); the cost of listing the Securities on any stock exchange; and all other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided that, except as provided in this paragraph and in Paragraph 10 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expense of advertising any offer of the Securities made by the Underwriters;

               (k) Until the termination of the offering of the Securities, to timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

               (l) During the period beginning on the date hereof and continuing to the Delivery Date, without the consent of the Underwriters, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company with maturities longer than one year, other than the Securities to the Underwriters.

        7.     Indemnification and Contribution.

               (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information concerning such Underwriter furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein and described in Paragraph 7(e); and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Paragraph 6(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

               (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information concerning such Underwriter furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein and described in Paragraph 7(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

               (c) Promptly after receipt by an indemnified party under this Paragraph 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Paragraph 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Paragraph 7 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Paragraph consist of the Company or any of the Company's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Paragraph 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Paragraph 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Paragraph 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 7(d) shall be deemed to include, for purposes of this Paragraph 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 7(d) are several in proportion to their respective underwriting obligations and not joint.

               (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

        8.     Termination.

               (a) The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Paragraphs 9(k), 9(l) or 9(m) hereof shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

               (b) If this Agreement is terminated pursuant to this Paragraph 8, such termination shall be without liability of any party to any other party except as provided in Paragraph 10 hereof, and provided further that Paragraphs 1 and 7 shall survive such termination and remain in full force and effect.

        9. Conditions of the Underwriters' Obligations . The respective obligations of the Underwriters under this Agreement with respect to the Securities are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of the Company contained herein, to performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions.

               (a) At or before the Delivery Date, no stop order suspending the effectiveness of any Registration Statement nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and after the date hereof the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus (or any document incorporated by reference therein) that shall have been disapproved by the Underwriters.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities and the Indenture and the Registration Statement, the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable it to pass upon such matters.

               (d) Thomas M. Lemberg, Esq., Senior Vice President, General Counsel and Secretary of the Company, shall have furnished to the Underwriters his written opinion addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                      (i) The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect), and has all power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus;

                      (ii) No order issued by the Commission directed to any
               document incorporated by reference in any Prospectus has been issued and, to the knowledge of such counsel, no challenge has been made by the Commission to the accuracy or adequacy of any such document;

                      (iii) Such counsel does not know of any litigation or any
               governmental proceeding pending or threatened against the Company which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus (including the documents incorporated by reference therein) which is not disclosed and correctly summarized therein;

                      (iv) To the best of such counsel's knowledge, the Company
               is not in violation of its corporate charter or by-laws;

                      (v) To the best of such counsel's knowledge, except as
               would not, singly or in the aggregate, have a Material Adverse Effect, the issue and sale of the Securities being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and

                      (vi) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               In giving such opinion, such counsel need not express any opinion regarding any order, consent or other authorization or approval which may be legally required pursuant to any state securities law.

               In rendering such opinion, such counsel may: (i) state that his opinion is limited to matters governed by the federal laws of the United States of America, the laws of the District of Columbia and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware; and (ii) rely (to the extent such counsel deems proper and specifies in his opinion), as to matters involving the application of the laws of other jurisdictions upon the opinion of other counsel of good standing, provided that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Underwriters.

               (e) Simpson Thacher & Bartlett, counsel for the Company, shall have furnished to the Underwriters its written opinion addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                      (i) The Company has been duly incorporated and are validly existing and in good standing as a corporation under the laws of its the State of Delaware;

                      (ii) The Indenture has been duly authorized, executed and
               delivered by the Company and duly qualified under the Trust Indenture Act and, assuming that the Indenture is a valid and binding agreement of the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms;

                      (iii) The Securities have been duly authorized, executed
               and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture;

                      (iv) The issue and sale of the Securities by the Company
               and the compliance by the Company with all of the provisions of this Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed schedule furnished to such counsel by the Company, nor will such action violate the Restated Certificate of Incorporation or By-laws of the Company or any Federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any Federal or New York statute or the Delaware General Corporation Law or any order known to such counsel issued pursuant to any Federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                      (v) No consent, approval, authorization, order,
               registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                      (vi) The statements made in the Prospectus under the
               caption "Description of Debt Securities" or "Description of Notes," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                      (vii) The Registration Statement has become effective
               under the Act and the Prospectus was filed pursuant to Rule 424(b) of the Rules and Regulations and, to our knowledge, no stop order suspending the effectiveness of the

                Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

                      (viii) This Agreement has been duly authorized, executed
               and delivered by the Company;

                      (ix) The Company is not an "investment company" or an
               entity "controlled" by an "investment company," as such terms are defined in the 1940 Act; and

                      (x) The statements contained in the Prospectus under the
               caption "Certain U.S. Federal Income Tax Consequences to Non-U.S. Persons," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto constitute accurate summaries of the matters described therein in all material respects.

        Such counsel may state that the opinions set forth in paragraphs (ii) and (iii) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware.

        Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that (1) such counsel has acted as counsel to the Company in connection with the preparation of the Second Registration Statement and the offer and sale of the Securities (although the Company is also represented by its General Counsel and, with respect to certain other matters, by other outside counsel); (2) in the course of the preparation by the Company of the Second Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and employees of the Company, with representatives of the Company's independent auditors and with counsel to the Company; (3) prior to the Company's filing with the Commission documents under the Exchange Act and incorporated by reference in the Prospectus, such counsel reviewed such documents; and (4) based on (a) such counsel's examination of the Registration Statement, the Prospectus and the documents filed by the Company under the Exchange Act and incorporated by reference in the Prospectus, (b) such counsel's investigation made in connection with the preparation of the Second Registration Statement and the Prospectus (excluding the documents filed by the Company under the Exchange Act and incorporated by reference in the Prospectus) and (c) such counsel's participation in the conferences referred to in clause (2) of this paragraph above, (i) that such counsel is of the opinion that the Registration Statement, as of the effective date of the Second

Registration Statement, and the Prospectus, as of its issue date, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, and each document incorporated by reference in the Prospectus as filed under the Exchange Act complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case no opinion need be expressed as to the financial statements and other financial data contained or incorporated by reference therein, and (ii) such counsel has no reason to believe that (I) the Second Registration Statement as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its issue date contained, and as of the Delivery Date contains, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus when they were filed with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that with respect to each of clauses (I) and (II) above, such counsel may state that it expresses no belief with respect to the financial statements or other financial data contained in, incorporated by reference in, or deemed to be incorporated by reference in the Registration Statement, the Prospectus or documents filed by the Company under the Exchange Act and incorporated by reference in the Prospectus. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus or the documents filed by the Company under the Exchange Act and takes no responsibility therefor, except as and to the extent set forth in paragraphs (vi) and (x) above.

               (f) Boekel de Neree, Special Netherlands Counsel to the Company, shall have furnished to the Underwriters its written opinion addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                      (i) The Significant Subsidiary has been duly incorporated
               and is validly existing as a private limited liability company incorporated under the laws of the Netherlands and has the corporate power and authority to carry on the business described in the objects clause of its articles of association.

               (g) The Underwriters shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (h) The Company shall have furnished to the Underwriters a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                      (i) The representations, warranties and agreements of the
               Company in Paragraph 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraph 9(a) have been fulfilled;

                      (ii) (A) Except as described in or contemplated by the
               Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (B) there has not been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as described in or contemplated by the Prospectus; and

                      (iii) They have carefully examined the Registration
               Statement and the Prospectus and, in their opinion (A) the Registration Statement, as of the effective date of the Second Registration Statement, and the Prospectus, as of its issue date and as of the Delivery Date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the effective date of the Second Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either the Registration Statement or the Prospectus.

               (i) At the time of execution of this Agreement, the Underwriters shall have received from KPMG Peat Marwick LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (j) With respect to the letter of KPMG Peat Marwick LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the

        Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (k) (i) Neither the Company nor the Significant Subsidiary shall have sustained, except as described in or contemplated by the Registration Statement and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Significant Subsidiary, otherwise than as described in or contemplated by the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

               (l) Subsequent to the execution and delivery of this Agreement,
        (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

               (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

               All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

        10. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Paragraph 4 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

        11. Notices, etc. The Company shall be entitled to act and rely upon any request, consent, notice or agreement by, or on behalf of, the Underwriters. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by facsimile to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Paragraph 7(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285. Any notice by the Underwriters to the Company shall be sufficient if given in writing or by facsimile addressed to the Company at 784 Memorial Drive, Cambridge, Massachusetts 02139 (Fax:781-386-3228), Attention: Treasurer.

        12. Persons Entitled to the Benefit of this Agreement. This Agreement shall be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed any Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

        13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

        14. Certain Definitions. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

        15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

        16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

        17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[The rest of this page is left blank intentionally; the signature page follows.]

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement among the Company and the several Underwriters.


                                            Very truly yours,



                                            POLAROID CORPORATION



                                            By:  /s/ RALPH M. NORWOOD
                                               ---------------------------------
                                                 Name: Ralph M. Norwood
                                                 Title: Vice President and
                                                        Treasurer

The foregoing Agreement is hereby
  confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC. on behalf of
the Underwriters named in Schedule 1 hereto



By:/s/ MICHAEL A. GOLDBERG
   ---------------------------------
     Name: Michael A. Goldberg
     Title: Vice President

                                   SCHEDULE I

                                                                   Principal
                                                                   Amount of
Name of Underwriter                                                Securities
--------------------------------------------------------------    ------------

Lehman Brothers Inc...........................................    $116,875,000
J.P. Morgan Securities Inc....................................    $116,875,000
ABN AMRO Incorporated.........................................    $13,750,000
Deutsche Bank Securities Inc..................................    $13,750,000
PNC Capital Markets, Inc......................................    $13,750,000
                                                                  ------------
        Total                                                     $275,000,000
                                                                  ============